Lithium Day A deep dive into Albemarle’s lithium business September 2015 Exhibit 99.1

Today’s Participants

Scott Tozier
Senior Vice President &
Chief Financial Officer
Albemarle Corporate Overview
Luke Kissam
President & Chief Executive Officer
Performance Chemicals Overview
David Klanecky
Vice President, Energy Solutions
Energy Storage Applications –
Market Dynamic & Growth Potential
Raphael Crawford
Vice President,
Synthesis & Polymers Solutions
Lithium Organometallics –
An Important Specialty Business
John Mitchell
Vice President, Performance Materials
Albemarle’s Global Position in Lithium

Some
of
the
information
presented
in
this
presentation
and
the
conference
call
and
discussions
that
follow,
including,
without
limitation,
statements
with
respect
to
the
transaction
with
Rockwood
and
the
anticipated
consequences
and
benefits
of
the
transaction,
product
development,
changes
in
productivity,
market
trends,
price,
expected
growth
and
earnings,
input
costs,
surcharges,
tax
rates,
stock
repurchases,
dividends,
cash
flow
generation,
costs
and
cost
synergies,
portfolio
diversification,
economic
trends,
outlook
and
all
other
information
relating
to
matters
that
are
not
historical
facts
may
constitute
forward-looking
statements
within
the
meaning
of
the
Private
Securities
Litigation
Reform
Act
of
1995.
There
can
be
no
assurance
that
actual
results
will
not
differ
materially.
Factors
that
could
cause
actual
results
to
differ
materially
include,
without
limitation:
changes
in
economic
and
business
conditions;
changes
in
financial
and
operating
performance
of
our
major
customers
and
industries
and
markets
served
by
us;
the
timing
of
orders
received
from
customers;
the
gain
or
loss
of
significant
customers;
competition
from
other
manufacturers;
changes
in
the
demand
for
our
products;
limitations
or
prohibitions
on
the
manufacture
and
sale
of
our
products;
availability
of
raw
materials;
changes
in
the
cost
of
raw
materials
and
energy;
changes
in
our
markets
in
general;
fluctuations
in
foreign
currencies;
changes
in
laws
and
government
regulation
impacting
our
operations
or
our
products;
the
occurrence
of
claims
or
litigation;
the
occurrence
of
natural
disasters;
the
inability
to
maintain
current
levels
of
product
or
premises
liability
insurance
or
the
denial
of
such
coverage;
political
unrest
affecting
the
global
economy;
political
instability
affecting
our
manufacturing
operations
or
joint
ventures;
changes
in
accounting
standards;
the
inability
to
achieve
results
from
our
global
manufacturing
cost
reduction
initiatives
as
well
as
our
ongoing
continuous
improvement
and
rationalization
programs;
changes
in
the
jurisdictional
mix
of
our
earnings
and
changes
in
tax
laws
and
rates;
changes
in
monetary
policies,
inflation
or
interest
rates;
volatility
and
substantial
uncertainties
in
the
debt
and
equity
markets;
technology
or
intellectual
property
infringement;
decisions
we
may
make
in
the
future;
the
ability
to
successfully
operate
and
integrate
Rockwood’s
operations
and
realize
estimated
synergies;
and
the
other
factors
detailed
from
time
to
time
in
the
reports
we
file
with
the
SEC,
including
those
described
under
"Risk
Factors"
in
the
joint
proxy
statement
/
prospectus
we
filed
in
connection
with
the
transaction
with
Rockwood,
and
in
our
Annual
Report
on
Form
10-K
and
our
Quarterly
Reports
on
Form
10-Q.
These
forward-looking
statements
speak
only
as
of
the
date
of
this
presentation.
We
assume
no
obligation
to
provide
any
revisions
to
any
forward-looking
statements
should
circumstances
change,
except
as
otherwise
required
by
securities
and
other
applicable
laws.
Forward-looking Statements

It
should
be
noted
that
adjusted
net
income
attributable
to
Albemarle
Corporation
(“adjusted
earnings”),
adjusted
diluted
earnings
per
share,
adjusted
effective
income
tax
rates,
segment
operating
profit,
segment
income,
EBITDA,
adjusted
EBITDA,
adjusted
EBITDA
by
operating
segment,
EBITDA
margin
and
adjusted
EBITDA
margin
are
financial
measures
that
are
not
required
by,
or
presented
in
accordance
with,
accounting
principles
generally
accepted
in
the
United
States,
or
GAAP.
These
measures
are
presented
here
to
provide
additional
useful
measurements
to
review
our
operations,
provide
transparency
to
investors
and
enable
period-to-period
comparability
of
financial
performance.
A
description
of
these
and
other
non-GAAP
financial
measures
that
we
use
to
evaluate
our
operations
and
financial
performance,
and
reconciliation
of
these
non-GAAP
financial
measures
to
the
most
directly
comparable
financial
measures
calculated
and
reported
in
accordance
with
GAAP,
can
be
found
in
the
Appendix
to
this
presentation,
which
is
posted
in
the
Investors
section
of
our
website
at
www.albemarle.com,
under
“Non-GAAP
Reconciliations”
under
“Financials.”

Non-GAAP Financial Measures

Corporate Overview Scott Tozier Senior Vice President & Chief Financial Officer

Leadership Across Attractive Growth Segments
#2
$816
$193
24%
Chemetall Surface
Treatment
Global
Ranking
TTM 2Q 2015
Sales
Adj. EBITDA
(1)
% Margin
(1)
Key
Competitors
Performance Chemicals
#1
$483
$200
41%
Growth
2.0x –
3.0x
GDP
Refining Solutions
#1/2
1.0x –
2.0x
GDP
#1/2
1.0x –
1.5x
GDP
1.0x –
2.0x
GDP
Characteristics
•
Mineral extraction and processing businesses
•
Low cost position on global cost curve
•
Vertically integrated
•
High demand growth
•
Technology and applications driven
•
Critical customer service
•
Ability to differentiate offering
•
Strong free cash flow
$797
$219
28%
$326
$93
29%
Source: Company information.
(1)
Non-GAAP measure. See non-GAAP reconciliations in Appendix.
(2)
PCS segment also includes Curatives. Note: PCS is considered by management estimates to have leading positions in organometallics, MAO, and custom single site catalysts/metallocenes
Lithium
Bromine
PCS
2
#1/2
$824
$238
29%
~1.0x
GDP

2015 Commitments
Synergies of $50M in 2015 & $100M in 2016 with costs to
achieve of $250M -
$275M (including acquisition costs)
Divest non-core assets
Refinance Rockwood 2020s
Adjusted Free Cash Flow* of $450-$550M
Adjusted EPS* of $3.65 to $4.05

*Non-GAAP measure. See non-GAAP reconciliations in Appendix.

Synergies Exceeding Expectations –
Approaching $120M in 2016

•
Corporate Costs
»
Estimated savings ~$45M in 2016
»
Actions already taken will result in ~$35M in 2016
•
Executive consolidation
•
Insurance policy renegotiations
•
Assets & Manufacturing
»
Estimated savings ~$30M in 2016
»
Actions already taken will result in ~$10M+ in 2016
•
Site Rationalizations: Princeton and partial New Johnsonville closures
•
Raw material contracts
•
Continued review of global footprint
•
Non-Raw Material Sourcing
»
Estimated savings ~$20M in 2016
»
Actions already taken will result in ~$5M+ in 2016
•
Entered into and executed specific logistic contracts and processes
•
Global network optimization project
•
Global consolidation of software and hardware licenses
•
Contract renegotiations for packaging and plant supplies
•
Organization Structure
»
Estimated savings ~$25M in 2016
»
Actions already taken will result in ~$15M+ in 2016
•
Additional opportunities to combine business functions
•
Back office consolidations
2015 Sources
Corporate
Costs
Assets &
Manufacturing
Non-RM
Sourcing
Org. Structure
2016 Sources
Corporate Costs
Assets &
Manufacturing
Non-RM
Sourcing
Org. Structure

•
Expect to reach target Net-Debt-to-Adjusted EBITDA
leverage of ~2.5x between Q3 2017 and year end 2018
•
FCF Key Assumptions and Impacts:
»
Tax rate of ~27%
»
Interest
Expense
~$90M,
down
from
~$130M
on
refinancing of Rockwood 2020s
»
CAPEX in the range of 4-6% of revenue plus LiOH2
plant
»
One-time acquisition and integration costs of $50 -
$75M and one-time tax payment ~$50M in 2016
»
No operating income from divested businesses;
proceeds go to deleveraging
»
Opportunity for working capital reduction
•
Raised
dividend
by
5%
in
Q1
2015
–
21
st
straight
dividend increase
»
Expect similar increases until target reached
1
Non-GAAP measure. See Non-GAAP reconciliations in Appendix.
2
Net-Debt-to-Adjusted EBITDA ratio is based on the bank covenant definition.
Free
Cash
Flow
1
$600M -
$900M
Net-Debt-to-Adj.
EBITDA
2
$550M -
$650M
$450M -
$550M
Working Capital Upside Opportunity to
Further Improve FCF
~$50 Acq. Taxes
~$50-75 Acq. Costs
~$100 Acq. Taxes
~$200 Acq. Costs
$150 -
$250
FCF
$450 -
$550
FCF
2015 Adjusted FCF
Outlook
2016 FCF Outlook
3 -
5 Year Adjusted FCF
Outlook
2015
2016
2017
2018
Bull
Bear
Target

Clear Path to Deleverage with Strong Free Cash Flow

Divest Non-core Assets to Focus on Core Growth

Allows for focus and resources on our core businesses to accelerate growth
•
The three businesses in aggregate
generated  revenue of about $550M and
adjusted EBITDA of about  $100M for 2014
•
All are solid businesses, but do not factor
into long-term growth plans
•
Goal is to complete the divestitures by end
of 2015
•
Proceeds from the divestitures to be used
for debt reduction
•
Minerals and Metal Sulfide have performed
in line with our expectations from the
beginning of the year, but Fine Chemistry
Services is down significantly vs. 2014
Minerals
Fine
Chemistry
Services
Metal
Sulfide
•
Robust & differentiated portfolio of mineral flame
retardants
–
products
used
in
wire
and
cable,
electronic
and electrical components and non-FRs product used
in building materials, mass transportation, paints &
varnishes and  paper with organic binder
»
Revenue:
~$250M
»
EBITDA Margins:
~10%
•
Custom synthesis manufacturing of pharma products,
agricultural actives and intermediates, agrichemicals,
oil base lubricants and specialty chemicals industries
»
Revenue: ~$200M
»
EBITDA Margins: upper 20%
•
Full-service supplier of both natural and synthetic metal
sulfide. Metal sulfides have applications in the friction,
abrasive, lubricant and other industries
»
Revenue: ~$100M
»
EBITDA Margins: high teens

Refinance Rockwood 2020s

Existing
and
pro
forma
capitalization
($
millions)
Actual
Jun-15
Pro Forma
Jun-15
% of cap
xEBITDA
Cash and cash equivalents
$207
$164
Existing $1,000mm R/C
--
--
New $300
million 364-dayTerm Loan A
--
300
New $950 million
5-year Term Loan A
--
950
Commercial
paper notes
418
418
Rockwood senior notes
1,250
--
Other
senior
notes
2,157
2,157
Other
debt
136
136
Total
Debt
$3,961
$3,961
41%
3.7x
Market equity (as
of 8/14/15)
$5,735
$5,735
59%
Total Capitalization
$9,695
$9,695
100%
Existing and pro forma capitalization ($ millions)
Sources
Uses
Cash
$43
Refinance
existing
4.625%
senior
notes
$1,250
New 364-day
Term Loan A
300
Call premium
$43
New
5-year Term Loan A
950
Total
$1,293
Total
$1,293
Note: excludes fees and expenses

Reaffirming Full Year 2015 Guidance

Division
Initial
Outlook
Updated
Outlook
Business Environment
Refining
Solutions
Heavy Oil Upgrading
•
Volume
growth
on
increased transportation fuel demand and new
business. Secured 100% of business subject to commercial trials in
1H of year with multi-year contracts
Clean Fuel
Technologies
•
Delayed
change outs and cost control measures by refiners as well
as weaker mix and fewer first fills
•
Euro-based competitor pricing pressure
Performance
Chemicals
Bromine
•
Drilling
completion
fluids
volumes
for
1
st
half
held
up
okay
in
GOM,
but
weak
rest
of
world.
Expect
decline
in
2
nd
half
•
Net benefit expected from previously announced 30% price
increase
Lithium
•
Meaningful growth driven by combination of full year Talison earnings, strong demand and improved pricing for battery grade lithium
PCS / Curatives
•
Outlook for polyolefins
remain strong with solid growth and
increased demand expected
•
Competitive
environment and demand for Curatives leading to
further improvement for full year
Surface
Treatment
Surface
Treatment
•
Solid underlying market growth in most segments, product mix improvement, positive price improvement and acquisition benefits
Total
Company
•
YoY
FX
impact
~$250M
on
Sales
and
$50
–
$60M
on
EBITDA
•
Sales $3.6b to $3.8b –
flat to up 3% -
ex FX
•
Raising
Adjusted
EBITDA
to
$940M
to
$1,000M
–
up
3-11%
ex
FX
•
Margins
increasing to 24%-26% excluding Q1 FX gain
•
Free Cash Flow $150M to $250M
•
Reaffirming Adjusted EPS of $3.65 to $4.05 despite headwind of
$0.03 –
$0.05 due to
higher annual tax rate and depreciation
Better
than 2014
Worse
than 2014
Similar
to 2014

On Track to Meet our 2015 Commitments
Synergies of $50MM in 2015 & $100M in 2016 with costs to
achieve of $250M -
$275M (including acquisition costs)
Divest non-core assets
Refinance Rockwood 2020s
Adjusted Free Cash Flow of $450-$550M
Adjusted EPS of $3.65 to $4.05

Performance Chemicals Luke Kissam President & Chief Executive Officer

Performance Chemicals Growing in All Three Businesses
Segment
Adjusted EBITDA Growth
Current Outlook
Lithium
Driven by volume growth in battery
grade products, increased pricing
in battery grade and other lithium
products and the impact of the
Talison JV
Bromine
Improved pricing across the
portfolio and volume improvement
in our flame retardants business
PCS / Curatives
Business
is
stable
with
recent
spikes driven by strong curatives
demand and pricing and one-time
orders
15
-20.0%
-15.0%
-10.0%
-5.0%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
Q1 '14
Q2 '14
Q3 '14
Q4 '14
Q1 '15
Q2 '15
-40.0%
-30.0%
-20.0%
-10.0%
0.0%
10.0%
20.0%
30.0%
40.0%
Q1 '14
Q2 '14
Q3 '14
Q4 '14
Q1 '15
Q2 '15
-40.0%
-20.0%
0.0%
20.0%
40.0%
60.0%
80.0%
Q1 '14
Q2 '14
Q3 '14
Q4 '14
Q1 '15
Q2 '15

Performance Chemicals Leadership Team
With over 275
years of combined experience, our leadership team remains focused and will continue to drive the same growth and financial performance we have come to expect
16
Dr. Ron Zumstein
Manufacturing
Dr. Dave Clary
Research &
Technology
Dr. Marcus Brune
Finance
Jake Wilson
Legal
Susan Shepherd
HR
Functional Excellence
28yrs
30yrs
24yrs
13yrs
29yrs
Ahmad Khalifeh
JBC GM
Stephen Elgueta
Chile GM
Key
Country Leaders
36yrs
25yrs
John Mitchell
Performance
Materials
Dr. David Klanecky
Energy Solutions
Troy DeSoto
Fire Safety Solutions
& Curatives
Raphael Crawford
Synthesis & Polymer
Solutions
Business
Heads
24yrs
22yrs
26yrs
18yrs

Lithium Vision and Strategy
Our Vision
To extend our position as the leading lithium company in the world
Customers / Markets
•
Maintain share in historical core markets
•
Capture 50% of incremental growth in energy storage market
Supply
•
Security of supply of low-cost, high quality Li resources
•
Maintain world-class supply chain and process technologies
Technology
•
Strong focus on innovation and cooperation with our customers to develop next-generation Li based materials
•
Process technology breakthroughs for the production of high-quality /
low-cost Li compounds
Our Strategy

Lithium –
Historical Financial Performance
Adjusted EBITDA
•
Lithium continues to exceed expectations driven by volume growth in battery grade products
•
Talison JV performance better than expected on both volumes and margins
•
Overall pricing up 3% in Q2 2015 before FX with battery grade products up 5%
2015 Performance Drivers
Net Sales
$200
$250
$300
$350
$400
$450
$500
2009
2010
2011
2012
2013
2014
2015**
30%
32%
34%
36%
38%
40%
42%
44%
$100
$125
$150
$175
$200
2009
2010
2011
2012
2013
2014
2015*
Adj. EBITDA
% Margin
$M
$M

* LTM from Q2 2015

Mega-Trends Driving Lithium Growth

•
New active pharmaceutical ingredients
•
New agro ingredients & resistance
•
Reduction of greenhouse gas
•
Miniaturization of electronic devices
•
Extended range of electronic devices
•
High-power electronic devices
•
Exponential growth of transportation
•
Renewable energy concepts
•
Smart grid & energy storage
•
Less energy and water
•
Fewer chemicals & simpler processes
Lithium creates sustainable future technologies

Potential Lithium Demand Delivers Significant Upside

Source: Rockwood Lithium estimates and market surveys from BCG, Bloomberg, Avicenne, Roland Berger, Pike Research, Frauenhofer IST, Deutsche Bank Research, McKinsey,
CTI, Anderman, JD Powers
Albemarle expects to capture 50% of lithium growth

Breadth of Albemarle Product Portfolio Leads to #1 Overall Position

Application
2014
Market
Size
Growth
Rate
Products
Glass/Ceramics
46KT
GDP
•
Spodumene
•
Li
2
CO
3
Greases / Lubricants
18KT
GDP
•
LiOH
Chemical Synthesis
11KT
GDP
•
Li Organometallics fed by Li
Metal LiCl
Portable
Electronics
&
Other Handhelds
48KT
16%
(Base
Case)
•
BG  Li
2
CO
3
•
BG LiOH
•
BG Li Metal
•
BG Electrolyte Salts
•
BG LiCl
•
BG Alloys
•
BG Specialty Compounds
Hybrids
Battery Electric
Vehicle (BEV)
Grid and Other Power
Storage
Applications
Total Global LCE Market:  160kT  (2014)
Source: Internal

Core Messages

1
Albemarle is the leader in lithium, one of the highest growth markets in the specialty chemicals industry
2
Our unique
natural resource position, derivatization capabilities and
technology leadership allow Albemarle to execute its growth strategy
3
We can sustain the Albemarle advantage because our unique position is difficult to replicate  and has taken more than 100 years to establish

Energy Storage Applications – Market Dynamic & Growth Potential David Klanecky Vice President, Energy Solutions

Without Li-Ion Batteries, There Would be No…

1992
1st Mass
Produced Li-
Ion Battery
Cell
2007
iPhone
debuts
Smartphones
|  Tablets
|   Laptops   |   xEV’s
|   Wearables
2003
Cell phones
become
mainstream
Without Li-Ion Batteries, there would be no…
Apple
| Samsung
| Tesla
...as we know them today.
2008
Tesla
debuts its
Roadster
In 5 years, Li-Ion batteries went from a
niche end-use to the #1 consuming market
for Lithium with explosive growth from
consumer electronics
and expansion into
transportation, grid and consumer
devices
2015 & Beyond
Power tools &
wearables
create
additional
demand for Li-ion
batteries

Consumer Electronics
Previously, there was one
major industry investing in
batteries….
8 -
10% CAGR
Mass Uptake in Battery Markets
25
Transportation
20 -
30% CAGR
Energy Storage
>30% CAGR
Replicating Success
“We are at a dawn of a new era with ‘unprecedented technological
& regulatory change’ set to come in the next 5 years…”
(Deutsche Bank, Dec 2014)
Consumer Devices
>15% CAGR
Source for projected CAGRs:  Signumbox, 2015

Li-Ion Battery Market Has Yet to Reach Maturity and Continues to Find New Applications 26

Lithium Requirements Across End-use Applications

Example: 1,200 million smartphones sold in 2014… each containing 7g Li (LCE) basis… equating to 8,400 MT Li, LCE Basis
2014 Sales
(M Units)
Li Content per Unit
(LCE Basis)
2014 Total Li Content
(LCE Basis)
Projected CAGR
(2014 –
2024)
Smartphone
1,200
5 –
7 grams
8,400 MT
8-10%
Tablet
260
20 –
30
grams
7,800 MT
Notebook
170
35 –
45 grams
7,650 MT
Power Tools
65
40 –
60 grams
3,900 MT
>15%
HEV
1.8
5 kilograms
9,000 MT
20-30%
PHEV & BEV
0.3
40 –
80 kilograms
18,000 MT
Stationary
[650 MWh
Installed]
1.5 MT
1,000 MT
>30%
Source: Signumbox, 2015

0
20,000
40,000
60,000
80,000
100,000
120,000
140,000
2010
2015
0
10,000
20,000
30,000
40,000
50,000
60,000
70,000
2010
2015
0
200,000
400,000
600,000
800,000
1,000,000
1,200,000
1,400,000
2010
2015
0
5
10
15
20
25
2010
2015
PHEV
20%
CAGR
PHEV
86%
CAGR
EV
46%
CAGR
Transportation Contributing to Li-Ion Battery Growth
28
Electric
Vehicle
Sales
(US)
–
All
OEMs
Cost of Li-Ion batteries has
declined 14% per year over
the last 15 years
Battery Type
Battery Costs
1,800
1,600
1,400
1,200
1,000
800
600
400
200
2005
2010
2015
2020
2030
2025
HEV
10%
CAGR
New
Model
Launches
(US)
–
All
OEMs
Source: Christophe Pillot, Avicenne Report 2015
0
5
10
15
20
25
2010
2015
EV
38%
CAGR
0
10
20
30
40
50
60
70
2010
2015
HEV
12%
CAGR
Nissan
Tesla
GM
Ford
Toyota
Other
Sources: Lux Research & US DOE Alternative Fuels Data Center, Accessed 3Q, 2015
Nissan
Tesla
GM
Ford
Toyota
Other
Source: Nature Climate Change, 2015
Sources: Lux Research & US DOE Alternative Fuels Data Center, Accessed 3Q, 2015

Consumer Electronics & Devices Contributing to Li-Ion
Battery Growth

•
7.7
billion mobile phones/tablets in use
•
1
smartphone for every 4.5
people on the
planet
•
Average person spends 4
hours/day on their
smartphone
•
191
billion e-mails are sent/received each day
•
140
million mobile search queries/day
seamless
communications on control over a range of other IoT
products
0
20000
40000
60000
80000
100000
2000
2005
2010
2013
2015
2020
2025
Others
Power Tools
Household
Toys
MPS
Video Games
Digital Camera
Camcorders
Cordless Phones
Tablets
Portable PCs
Cellular Phones
Consumer Electronics & Devices
LIB Market, by Application
MWh
Source: Bloomberg, Accessed Q3 2015
0
5
10
15
20
25
2013
2014
2015f
2020f
Automotive
Consumer
Generic business
Vertical business
Billions
Internet of Things (IoT)
Units Installed
Source: AT Kearney, Accessed Q3 2015
Consumer
Connectivity

Renewable Energy Storage Contributing to Li-Ion Battery
Growth

Stationary Energy Storage
Revenues by Technology
$B
Energy storage unlocks value in existing assets by increasing low rates of utilization
Source; Lux Research; June 2014
Over the next 15 years, ~$1.4 trillion of
future
US
infrastructure
will
be
underutilized
without storage
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
2014
2015
2016
2017
2018
2019
2020
All Others
Lithium Ion
Solar: ~17% CAGR
Wind: ~10% CAGR
Renewable
Energy
Growth
(2013
–
2020)

Li-Ion Battery Growth Accelerated with Industry Leaders 31

Transportation
is
Potential
Game
Changer,
but
Renewable
Storage also has High Potential
Consumer Electronics & Devices
•
Slowing demand for laptops and conventional mobile phones are offset by robust demand growth for smart phones, tablets and wearables, driven by trend towards higher-capacity batteries
Consumer Electronics & Devices
•
Slowing demand for laptops and conventional mobile phones are offset by robust demand growth for smart phones, tablets and wearables, driven by trend towards higher-capacity batteries
Transportation (PHEV/HEV/EV/2-wheelers)
•
Fast-growing market for hybrids and electric vehicles driven by regulations/targets on CO
2
emissions, falling battery costs, improved
driving range and expanding charging infrastructure, desire for an enhanced driving experience
•
Auto penetration: 1 -
2%, base case scenario
Transportation (PHEV/HEV/EV/2-wheelers)
•
Fast-growing market for hybrids and electric vehicles driven by regulations/targets on CO
2
emissions, falling battery costs, improved
driving range and expanding charging infrastructure, desire for an enhanced driving experience
•
Auto penetration: 1 -
2%, base case scenario
Renewable (Grid storage)
•
Driven by growth in renewable energy and need for resources to provide system flexibility and balance supply/demand
•
Global installed base of ~1.1 GW Jan. 2015), projected annual installations reaching up to >15 GW by 2025
Renewable (Grid storage)
•
Driven by growth in renewable energy and need for resources to provide system flexibility and balance supply/demand
•
Global installed base of ~1.1 GW Jan. 2015), projected annual installations reaching up to >15 GW by 2025
0
50
100
150
200
250
2014
2019
2024
Battery LCE Long-term
Demand Outlook
Base case scenario: 16% CAGR
Consumer
Transportation
Renewable
Source: SAI lithium assessment for Albemarle (2015), sector reports, SAI analysis and estimates
KT

Strategic Investments to Meet Market Demand
•
Located in La Negra, Chile
•
20kT battery grade lithium carbonate
•
Produces lowest-cost, highest-quality
battery grade material in the industry
•
Commissioning phase
•
Will be the most technologically advanced
mineral conversion plant ever built
•
Up to 50kT battery grade lithium
derivatives –
Li
2
CO
3
and LiOH
•
Fed from the highest quality Spodumene
resource in the world
•
Expected
startup:
2020
33
Battery Grade Li
2
CO
3
Plant
Planned Battery Grade Li Derivative Plant

Lithium Organometallics – An Important Specialty Business Raphael Crawford Vice President, Synthesis & Polymers Solutions

•
Organometallics is a quality business for Albemarle, delivering  growth with great EBITDA margins
•
We now have expanded sales coverage for major synthetic rubber producers, allowing us to streamline our sales operations and achieve sales synergy targets
•
Synergies for capacity rationalization are in motion, further improving our industry-leading low cost position for lithium supply economics and world-scale production
•
We have made significant R&D investments in organometallics research across our lithium and aluminum businesses, positioning us to continue our leadership in the market place
The New Albemarle is a Clear Market Leader in Organometallics Chemistry
from the Combination of the Lithium and Aluminum Franchises
New labs in Frankfurt
R&D Center

Major producers include:

Synthetic Rubber

•
time
•
surface area
•
catalysts
•
temperature
•
pressure
•
agitation
•
concentration
Albemarle’s Lithium Organometallics are Highly Valuable Tools in Organic
Synthesis and Specialty Polymer Production
Lithium organometallic reagents were the perfect match to broaden the Albemarle aluminum, zinc and magnesium organometallics specialties portfolio
Lithium organometallics are both highly predictable as well as efficient in specific application uses
Pharma Actives
AgChem Actives
Block Copolymers
Raw Materials &
Intermediates
Li Organometallics
Initiators & Reagents

Population Growth and Rise of Middle Class
•
India and China driving consumerism
•
Production and consumption shift to Asia
Global Healthcare Infrastructure
•
Cost pressure in developing countries;
API manufacturing shift to India/China
•
Changes in synthetic routes
•
Shift from brands to generic
Sustainability
•
Global regulation of tire industry to decrease
CO
2
emission
•
Increased efficiency in agriculture needed
Macro-Drivers
Growing Consumerism as well as Trends in Regulation, Sustainability and Healthcare Drive End-market Lithium Organometallics Demand
37
Albemarle Lithium Organometallics
•
Play a vital role in solving these
macroeconomic challenges by
enabling:
»
Novel pharmaceutical API development and
agrochemical synthesis
»
Ultra-high performance synthetic rubber

Synthetic Rubbers are a Growing End-use Market for Albemarle’s
Lithium Organometallic Polymer Initiators
Growing global population and middle class drives higher consumption of rubber goods:
•
Tires/tubes
•
Footwear
•
Packing/shrink film
•
Asphalt modifier
•
Roofing
•
Adhesives
Increasingly strict regulations for tire performance:
•
Accelerates
technology
change
in
synthetic
rubber
production
from
Emulsion-
to
Solution-Styrene
Butadiene
Rubber
(SBR)
processes
•
For meeting these new regulations, our organolithium compounds are the preferred tool for Solution-SBR
2014 Global Synthetic
Rubber Capacity
by
Type, kMT
(Total 19.0 mMT)
Est.  2017 Global Synthetic
Rubber Capacity
by
Type, kMT
(Total 22.0 mMT)
Global Market Growth (CAGR):
Total Synthetic Rubber:  5.1% (2023)
S-SBR: ~10% (2018)
38
Albemarle is well-prepared with high quality lithium initiators and global logistics to serve the growing demand at operating and future rubber plants
Key starting material in high-performance synthetic rubber and aligned with new tire specs
ESBR;
4748
SSBR;
1743
BR;
4774
IR; 921
EPDM; 1476
IIR; 1539
CR; 377
NBR; 793
SBC;
2550
ESBR;
4908
SSBR;
2566
BR;
5457
IR; 1025
EPDM; 2166
IIR; 1926
CR; 402
NBR; 856
SBC;
2660
Source: IISRP Worldwide Rubber Statistics 2014

Like Albemarle’s Polyolefin Catalysts, Lithium Organometallics for
Synthesis is a High-touch, Pipeline-driven Business

* At product maturity; assumes 100% success
Polyolefin
Catalysts
& Components
Pharma API & AgChem
Synthesis
Application
Custom catalyst products for specialty
resin applications
Proven tools for multiple high-value
synthetic processes
Projected Market Growth Rate*
7 -
10%
4 -
6%
Typical Customer Project Sponsors
Senior polymer scientists and
engineers at plants and R&D
Senior synthesis chemists at plants
and R&D
% of Sales Team with PhDs
40%
55%
# Active Customer Projects
>70
>100
Pipeline Revenue Value*
~$90MM
~$25MM
Source: IMS Market Prognosis, September 2014

The Albemarle Lithium Organometallic Sites are Strategically Located
Close to Important End-markets
Langelsheim, DE:
Butyllithium
Lithium Specialties
Taichung, TW:
Butyllithium
Frankfurt, DE:
R&D
New Johnsonville, TN:
Lithium Specialties
Li Organometallics
40
Additionally, Albemarle’s broader network of organometallics production and distribution capabilities provide a competitive advantage
Al Organometallics

Only Producer with Al & Li Chemistry Portfolio Polymers
•
Overlapping polymer end-markets for synthetic rubber and elastomer applications
•
Already enhancing customer relationships to drive new sales to synthetic rubber producers, with impact in 2015
•
2016 commitments for sales synergies from major customers
Common Manufacturing and Logistics Creates Asset Synergies
•
Larger organometallics network enables immediate supply synergies
•
Rationalizing butyllithium capacity in Tennessee
•
Leveraging the portable tank fleet  across
the broader portfolio
•
Next phase: Additional opportunities to
optimize Li and Al Specialties production
Combining Lithium-based and Aluminum-based Organometallics
Gives Albemarle
a Unique, Advantaged Position in the Industry

The Albemarle Lithium Organometallics Business is in the Best Position
to Outpace the Competition in the Short and Long Term
•
Most extensive global manufacturing and sales presence in organometallics
•
Extensive pipeline of agriculture and pharma synthesis projects
•
Back-integrated, lowest-cost position due to Chilean lithium supply position
•
Global
24/7
customer
technical
service
coverage
–
leveraging
the
critical
mass
of
the
combined Albemarle organometallics franchise
•
Organometallic
chemistry
and
production
expertise
–
leveraging
investment
across
product families

Albemarle’s Global Position in Lithium John Mitchell Vice President, Performance Materials

Leadership in Lithium due to Albemarle’s Unique Position

Leading Natural Resources
Extensive Derivative Capability
Strength of Supply Chain Reliability
Process Innovation Expertise
Low Cost Position

Leader in High Quality Diversified Natural Resources
Hard Rock Minerals
SQM
36%
Albemarle
34%
FMC
21%
Chinese &
Others
9%
Talison
78%
Chinese
21%
Others
1%
Brine
Talison
31%
Albemarle
20%
SQM
22%
FMC
13%
Chinese
13%
Others
1%
Source: SAI Report 2015, Internal Estimates
45
LCE Mined in 2014
160,000 MT
2014 Brine
LCE Production Share
2014 Spodumene
LCE Production Share
98kT
62kT
Natural Resource Position
Albemarle >35% Total
LCE’s Mined

Two World-class Lithium Brine Resources Operated by
Albemarle
Salar de Atacama, Chile
•
Largest active lithium brine
resource globally
•
Highest LiCl concentration
•
Highest evaporation rates
•
Favorable brine chemistry
Silver Peak, Nevada, U.S.A.
•
First operational brine resource
globally
•
Only U.S. operational lithium
brine source
•
Favorable brine chemistry
•
Established Infrastructure

Natural Resource Position

Two World-class Lithium Brine Resources in Development
Magnolia, Arkansas U.S.A.
•
Unique to only Albemarle
•
By-product brine from bromine
operation
•
Ability to leverage infrastructure
•
No mining cost
•
By-product enhancements given
bromine derivations
47
Salares 7, Atacama Chile
•
Early stage exploration project
•
Part
of
Talison
joint
venture
•
Positive results for lithium and
potassium
Natural Resource Position

Two World-class
Hardrock Resources Globally Owned by
Albemarle
Greenbushes, Australia
•
Large
reserve
–
50
year
mine
life
•
Scale
advantage
–
largest
active
•
Best
ore
quality
globally:
2.8
–
3.3%
Li
2
O
•
Low iron content for TG market
•
CG grain size and quality is superior
Kings Mountain, NC, U.S.A.
•
Large reserve 380 kT LCE
•
Second best ore quality globally:
1.8 -
2.0% Li
2
O
•
Inactive mine since mid 1980’s

Natural Resource Position

Albemarle’s Brine Resources are Geographically Well-
positioned (Chile & USA)
Chile
Salar de Atacama
Albemarle
Best Brine Source Globally
Shared by Albemarle
US
Magnolia, AR
Albemarle
Source linked to
Bromine Plant
US
Silver Peak, NV
Albemarle
Low Concentration
Argentina
Salar de Hombre Muerto
Salar de Olaroz
•
Weather Risk
•
High Altitude Issue
•
Infrastructure Challenges
•
Country Risk
China
•
Various Salars Brine
Chemistry Issues
•
Weather Risk
•
Infrastructure Challenges
Source: USGS, Roskill, Internal

Natural Resource Position

Albemarle’s Hardrock
Mining Resources are
Geographically Well-positioned (Australia & USA)
US
North Carolina
Albemarle Mine
Currently Inactive
China
Various Small Mines
21% of Total Production
Australia
Greenbushes Mine
78% Total Production
Zimbabwe
Bikita Mine
1% Global Production

Natural Resource Position

Albemarle Resources –
High Concentration and Much More

•
Chemical composition
•
Hydrogeology
•
Climate
•
Infrastructure
•
Utility requirements
•
Environmental
•
Social responsibility
•
Mine scale
•
Reserve size
Natural Resource Position
Lithium Concentrate in Brine
Silver Peak
(ALB Li)
Atacama
(ALB Li & SQM)
ppm
2000
1600
1200
400
0
800
Li
2
O
Concentration
in
Hardrock
2.8% -
3.3%
1.8%
%
4.0
3.0
2.0
1.0
0.0
ALB
Kings Mt.
ALB
Greenbushes
Other Brine Sources
Other Rock Sources

Resource Size
Climate
Chemistry
Infrastructure / Location
Tailings Management
Country Risk
Fresh Water Intensity / Availability
Energy Intensity / Availability
Scale of Mine
Atacama, Chile
Argentina
Example:  Resource Competitiveness Assessment

Natural Resource Position

Lithium Resource Projects in Development

•
xx
Source: Company reports and press releases
Company
Project status
Albemarle
Pilot Plant
Orocobre
(started 2007)
Li
2
CO
3
Market Production
2015-2016
Lithium
Americas
Pilot plant
Galaxy Resources
Feasibility
ADY Resources
Feasibility
Rodinia
Feasibility
Critical Elements
Corporation
Exploration
RB Energy
Li
2
CO
3
Shut-down
Receivership
Nemaska
Post  Feasibility
Neometals (Reed
Resources)
Pilot
Western Lithium
Demo plant
Bacanora Minerals
Feasibility
Natural Resource Position

Lithium Resource Development is Not Easy and Takes Time

Exploration
Feasibility
Pilot
Design
Construction
Production
Simbol
Canada Lithium
Galaxy Mt Cattlin
Albemarle Magnolia
Lithium Americas
Bacanora Minerals
Western Lithium
Bankrupt
Bankrupt
Closed
Ready for plant design
Brine
Spodumene
Spodumene
Brine
Brine
Hectorite
Nemaska Lithium
Hectorite
Spodumene
Plant
Natural Resource Position
$120 million spent collectively
<$20 million in cash reserves combined
Main focus is fundraising

Ability to Produce Value-added Lithium Derivatives is Unmatched

Life-Science Products
Battery Products
Other Products
•
Ability to optimize Li derivatives
•
Providing lithium compounds
throughout all stages of the value chain
•
Over 800 different SKUs
Lithium
Metal
Lithium
Metal
LDA
LDA
LHS
LHS
Li-t-
Butoxide
Li-t-
Butoxide
Li-
Amide
Li-
Amide
Li-
Salicylate
Li-
Salicylate
Li-tri
(t-butoxy)-
alanate
Li-tri
(t-butoxy)-
alanate
Li-
Citrate
Li-
Citrate
Li-
Benzoate
Li-
Benzoate
Li-
Acetate
Li-
Acetate
Li-
Zeolite
Li-
Zeolite
Potash
Potash
Bischofite
Bischofite
Li-
Sulphate
Li-
Sulphate
Li-
Nitrate
Li-
Nitrate
Li-
Phosphate
Li-
Phosphate
Li-
Silicate
Li-
Silicate
Li-Tetra-
borate
Li-Tetra-
borate
Li-
Chromate
Li-
Chromate
Sabalith
Sabalith
Li-
Nitride
Li-
Nitride
Li-
Bromide
Li-
Bromide
Li-
Fluoride
Li-
Fluoride
Li-
Peroxide
Li-
Peroxide
CO2-
Absorption
Products
CO2-
Absorption
Products
Li-
Iodide
Li-
Iodide
Li-
Perchlorate
Li-
Perchlorate
LiBOB
LiBOB
Anodes
Anodes
Foils
Foils
Lithium
Chloride
Lithium
Chloride
Brines
Brines
Lithium
Carbonate
Lithium
Carbonate
Lithium
Hydroxide
Lithium
Hydroxide
Ores
(Spodumene)
Ores
(Spodumene)
Li-
Alanate
Li-
Alanate
Li-
Hydride
Li-
Hydride
Li-Acetylide
Li-Acetylide
Methyl-
lithium
Methyl-
lithium
Phenyl-
lithium
Phenyl-
lithium
Butyl-
lithium
Butyl-
lithium
Li-
Methoxide
Li-
Methoxide
Extensive Derivative Capability

Unmatched Vertical Integration from Natural Resource to Lithium Specialty

Albemarle
SQM
FMC
Tianqi
Ganfeng
Operating
Brine Resource
Operating
Hardrock Resource
Spodumene TG
Lithium Carbonate TG/BG
Lithium Hydroxide TG
Lithium Hydroxide BG
Lithium Chloride
Li Metal Bulk
Li Metal Battery
Products
Butyllithium
Specialty Organics
Specialty Lithium Salts
Extensive Derivative Capability
Source: Internal

Leading Process Innovation & Expertise

Brine
Battery Grade Lithium Carbonate
Expansion
•
Significant quality improvement
•
Significant yield advantage
Hard
Rock
Battery
Grade Lithium
Salts
•
Projected lower cost vs. carbonate route
•
Aligns resource strength to value-added derivative
•
Process technology improvements
Smackover
Brine
Lithium
Salts
•
Leverage existing mining
& chemical operations
•
Process
interdependency advantage
High Purity Lithium Metal Production
•
Lowest impurity profile
•
Optimization
of process interdependencies
Process Innovation Expertise
Lower Cost
Higher Quality
Most Reliable

Proven Lithium Engineering…Only Further Enhanced

2008
SQM
Expansion
12kT
TG
Li
2
CO
3
2012
Albemarle
5kT
BG LiOH
2014
Canada Li
20kT
Li
2
CO
3
2014
Galaxy Jiangsu
17kT
Li
2
CO
3
2015
Orocobre
17kT
Argentina Brine
2015
Albemarle
20kT
BG
Li
2
CO
3
2005
SQM
6kT
TG LiOH
Successful Projects
Projects in Start-up
Failed Projects
CLOSED
SOLD
CLOSED
Bankrupt
Process Innovation Expertise

Global Supply Chain Strength For Battery Markets

Salar de Atacama, Chile
LaNegra, Chile
Kings Mountain, NC, USA
Silver Peak, NV, USA
Langelsheim, Germany
Frankfurt, Germany
Greenbushes, Australia
Established Battery Growth Market
Tesla 35 GWh
LG
Foxconn
LG
Samsung
Panasonic
BYD
Global Technical Centers
Production Sites
Battery Plants
Supply Chain Reliability
Emerging Battery Growth Market

Manufacturing Excellence in Lithium for over 100 years

Our People…
Our Culture…
Our Execution Focus…
•
Safety above all
•
We care about the communities we work in
•
Low cost
•
High quality
•
Most reliable
•
The world’s lithium experts
Supply Chain Reliability

Cost Advantage Continues to be Extended
Li Carbonate Cost Curve 2020
Co-market cost leader:  Albemarle
Market cost leader: Albemarle
•
Best lithium resources globally
•
Superior derivative process technology
•
Scale & supply chain advantage
Why?
Cost Leader
Li Hydroxide Cost Curve 2020
Capacity
Capacity

Leadership in Lithium due to Albemarle’s Unique Position

Leading Natural Resources
•
Diverse, large and high quality natural resources
•
Geographically situated in low-risk environments with good infrastructure
•
Large scale for excellent economics
Extensive Derivative Capability
•
Broad value-added derivative portfolio
•
Strongest vertical position from resource to specialty
•
Ability to innovate with customers for next-generation lithium materials
Strength of Supply Chain Reliability
•
Unmatched global footprint and ability to serve growth markets
•
100 years of lithium manufacturing experience
Process Innovation
•
Deep and broad process technology expertise
•
Scale of expertise has grown with merger adding to continues improvement
•
Strong experience in successfully commercializing new projects
A Low Cost Position
•
While providing the highest quality products
•
With the lithium industry’s most reliable and sustainable supply network

Albemarle Lithium Core Strengths Translated to Value
•
Natural Resource Management
•
Process Innovation
•
Project Execution Experience
•
Supply Chain Strength
•
Manufacturing Excellence
•
Our Team
Strengths
Strengths
•
Cost Leadership
•
Premium Quality Products
•
Security of Supply
•
Long-term Sustainable Partnership
•
Ability to Innovate
(Resources and Capability)
»
Advanced Materials for
Batteries
»
Organometallics and
Catalyst for Synthesis
Value
Value

Closing

Core Messages

1
Albemarle is the leader in lithium, one of the highest growth markets in the specialty chemicals industry
2
Our unique
natural resource position, derivatization capabilities and
technology leadership allow Albemarle to execute its growth strategy
3
We can sustain the Albemarle advantage because our unique position is difficult to replicate  and has taken more than 100 years to establish

•
World class Health, Safety & Environmental performance
•
Double-digit earnings growth
•
Maintain historical EBITDA  margin
•
Results-oriented, people-focused organization
•
Continued leadership positions in incumbent markets with market share expansion in Energy Storage
Our Expectations

MT

Appendix Non-GAAP Reconciliations

Non-GAAP Financial Measures
It
should
be
noted
that
adjusted
net
income
attributable
to
Albemarle
Corporation
(“adjusted
earnings”),
adjusted
diluted
earnings
per
share,
adjusted
effective
income
tax
rates,
segment
operating
profit,
segment
income,
EBITDA,
adjusted
EBITDA,
adjusted
EBITDA
by
operating
segment,
EBITDA
margin
and
adjusted
EBITDA
margin
are
financial
measures
that
are
not
required
by,
or
presented
in
accordance
with,
accounting
principles
generally
accepted
in
the
United
States,
or
GAAP.
These
measures
are
presented
here
to
provide
additional
useful
measurements
to
review
our
operations,
provide
transparency
to
investors
and
enable
period-to-period
comparability
of
financial
performance.
A
description
of
these
and
other
non-GAAP
financial
measures
that
we
use
to
evaluate
our
operations
and
financial
performance,
and
reconciliation
of
these
non-GAAP
financial
measures
to
the
most
directly
comparable
financial
measures
calculated
and
reported
in
accordance
with
GAAP,
can
be
found
herein.

Net Income and EBITDA

($ in thousands)
See above for a reconciliation of adjusted net income attributable to Albemarle Corporation (“adjusted earnings”), EBITDA and adjusted EBITDA, the non-GAAP financial measures, to Net income attributable to Albemarle Corporation, the most directly comparable financial measure calculated and reported in accordance with GAAP.  Adjusted net income attributable to Albemarle Corporation is defined as Net income attributable to Albemarle Corporation before discontinued
operations and the special and non-operating pension and OPEB items as listed above. EBITDA is defined as Net income attributable to Albemarle Corporation before interest and financing expenses, income taxes, depreciation and amortization.  Adjusted EBITDA is defined as EBITDA before discontinued operations and the special and non-operating pension and OPEB items as listed below.
Three Months Ended
Six Months Ended
June 30,
June 30,
2015
2014
2015
2014
Net income attributable to Albemarle Corporation
$
52,147
$
22,447
$
95,262
$
79,030
Add back:
Non-operating pension and OPEB items (net of tax)
(862)
(855)
(3,089)
8,089
Special items (net of tax)
43,807
5,189
130,123
16,334
Loss from discontinued operations (net of tax)
—
60,025
—
61,794
Adjusted net income attributable to Albemarle Corporation
$
95,092
$
86,806
$
222,296
$
165,247
Net income attributable to Albemarle Corporation
$
52,147
$
22,447
$
95,262
$
79,030
Add back:
Interest and financing expenses
33,182
8,733
68,928
17,506
Income tax expense (from continuing and discontinued operations)
17,139
1,624
31,279
14,070
Depreciation and amortization
67,483
24,905
131,469
52,714
EBITDA
169,951
57,709
326,938
163,320
Non-operating pension and OPEB items
(1,314)
(1,370)
(4,823)
12,701
Special items (excluding special items associated with interest expense)
61,444
8,175
173,594
25,175
Loss from discontinued operations
—
80,174
—
82,687
Less depreciation and amortization from discontinued operations
—
—
—
(3,165)
Adjusted EBITDA
$
230,081
$
144,688
$
495,709
$
280,718
Net sales
$
931,485
$
604,721
$
1,815,889
$
1,204,564
EBITDA margin
18.2%
9.5%
18.0%
13.6%
Adjusted EBITDA margin
24.7%
23.9%
27.3%
23.3%

EBITDA Supplemental

($ in thousands)
See above for a reconciliation of adjusted EBITDA on a segment basis, the non-GAAP financial measure, to net income attributable to Albemarle Corporation
(“earnings”), the most directly comparable financial measure calculated and reporting in accordance with GAAP.  Adjusted earnings on a segment basis is defined as earnings before discontinued operations and the special and non-operating pension and OPEB items as listed above. EBITDA is defined as earnings before interest and
financing
expenses,
income
taxes,
and
depreciation
and
amortization.
Adjusted
EBITDA
is
defined
as
EBITDA
before
discontinued
operations and the special and non-operating pension and OPEB items as listed above.
Performance
Chemicals
Refining
Solutions
Chemetall
Surface
Treatment
All Other
Corporate
Total
Three months ended June 30, 2015 (Actual):
Net income (loss) attributable to Albemarle Corporation
$
83,016
39,717
26,254
$
3,612
(100,452
$
52,147
Depreciation and amortization
31,843
8,483
19,111
5,724
2,322
67,483
Special
items
(excluding
special
items
associated
with
interest expense)
33,823
—
3,077
378
24,166
61,444
Interest and financing expenses
—
—
—
—
33,182
33,182
Income tax expense
—
—
—
—
17,139
17,139
Non-operating pension and OPEB items
—
—
—
—
(1,314
(1,314)
Adjusted EBITDA
$
148,682
48,200
48,442
$
9,714
(24,957
$
230,081
Three months ended June 30, 2014 (Actual):
Net income (loss) attributable to Albemarle Corporation
$
63,861
58,703
—
$
18,393
(118,510
$
22,447
Depreciation and amortization
13,093
7,848
—
3,423
541
24,905
Special items
—
—
—
—
8,175
8,175
Interest and financing expenses
—
—
—
—
8,733
8,733
Income tax expense
—
—
—
—
21,773
21,773
Loss from discontinued operations (net of tax)
—
—
—
—
60,025
60,025
Non-operating pension and OPEB items
—
—
—
—
(1,370
(1,370)
Adjusted EBITDA
$
76,954
66,551
—
$
21,816
(20,633
$
144,688

EBITDA Supplemental

($ in thousands)
See above for a reconciliation of adjusted EBITDA on a segment basis, the non-GAAP financial measure, to net income attributable to Albemarle Corporation
(“earnings”), the most directly comparable financial measure calculated and reporting in accordance with GAAP.  Adjusted earnings on a segment basis is defined as earnings before discontinued operations and the special and non-operating pension and OPEB items as listed above. EBITDA is defined as earnings before
interest
and
financing
expenses,
income
taxes,
and
depreciation
and
amortization.
Adjusted
EBITDA
is
defined
as
EBITDA
before
discontinued
operations
and
the
special
and
non-operating
pension
and
OPEB
items
as
listed
above.
Performance
Chemicals
Refining
Solutions
Chemetall
Surface
Treatment
All Other
Corporate
Total
Three months ended June 30, 2014 (Pro forma):
Net income (loss) attributable to Albemarle Corporation
94,304
58,703
41,193
$
24,253
(149,269
$
69,184
Depreciation and amortization
25,149
7,848
7,879
4,373
5,513
50,762
Special items
—
—
—
—
7,907
7,907
Interest and financing expenses
—
—
—
—
22,333
22,333
Income tax expense
—
—
—
—
34,073
34,073
Loss from discontinued operations (net of tax)
—
—
—
—
47,425
47,425
Non-operating pension and OPEB items
—
—
—
—
(1,332
(1,332)
Adjusted EBITDA
119,453
66,551
49,072
$
28,626
(33,350
$
230,352

EBITDA Supplemental

($ in thousands)
See above for a reconciliation of adjusted EBITDA on a segment basis, the non-GAAP financial measure, to net income attributable to Albemarle Corporation
(“earnings”), the most directly comparable financial measure calculated and reporting in accordance with GAAP.  Adjusted earnings on a segment basis is defined as earnings before discontinued operations and the special and non-operating pension and OPEB items as listed above. EBITDA is defined as earnings before
interest
and
financing
expenses,
income
taxes,
and
depreciation
and
amortization.
Adjusted
EBITDA
is
defined
as
EBITDA
before
discontinued
operations
and
the
special
and
non-operating
pension
and
OPEB
items
as
listed
above.
Performance
Chemicals
Refining
Solutions
Chemetall
Surface
Treatment
All Other
Corporate
Total
Six months ended June 30, 2015 (Actual):
Net income (loss) attributable to Albemarle Corporation
$
154,679
73,800
37,109
9,027
(179,353)
95,262
Depreciation and amortization
62,126
16,593
37,307
11,222
4,221
131,469
Special
items
(excluding
special
items
associated
with
interest expense)
62,405
—
20,030
3,029
88,130
173,594
Interest and financing expenses
—
—
—
—
68,928
68,928
Income tax expense
—
—
—
—
31,279
31,279
Non-operating pension and OPEB items
—
—
—
—
(4,823)
(4,823)
Adjusted EBITDA
$
279,210
90,393
94,446
23,278
8,382
495,709
Six months ended June 30, 2014 (Actual):
Net income (loss) attributable to Albemarle Corporation
$
125,190
111,057
—
35,724
(192,941)
79,030
Depreciation and amortization
25,149
16,528
—
6,787
1,085
49,549
Special items
—
—
—
—
25,175
25,175
Interest and financing expenses
—
—
—
—
17,506
17,506
Income tax expense
—
—
—
—
34,963
34,963
Loss from discontinued operations (net of tax)
—
—
—
—
61,794
61,794
Non-operating pension and OPEB items
—
—
—
—
12,701
12,701
Adjusted EBITDA
$
150,339
127,585
—
42,511
(39,717)
280,718

EBITDA Supplemental

($ in thousands)
See above for a reconciliation of adjusted EBITDA on a segment basis, the non-GAAP financial measure, to net income attributable to Albemarle Corporation
(“earnings”), the most directly comparable financial measure calculated and reporting in accordance with GAAP.  Adjusted earnings on a segment basis is defined as earnings before discontinued operations and the special and non-operating pension and OPEB items as listed above. EBITDA is defined as earnings before
interest
and
financing
expenses,
income
taxes,
and
depreciation
and
amortization.
Adjusted
EBITDA
is
defined
as
EBITDA
before
discontinued
operations and the special and non-operating pension and OPEB items as listed above.
Performance
Chemicals
Refining
Solutions
Chemetall
Surface
Treatment
All Other
Corporate
Total
Six months ended June 30, 2014 (Pro forma):
Net income (loss) attributable to Albemarle Corporation
185,907
$
111,057
$
79,917
47,557
$
(319,517)
104,921
Depreciation and amortization
48,732
16,528
15,599
8,681
11,068
100,608
Special items
—
—
—
—
31,377
31,377
Interest and financing expenses
—
—
—
—
45,306
45,306
Income tax expense
—
—
—
—
60,063
60,063
Loss from discontinued operations (net of tax)
—
—
—
—
91,694
91,694
Non-operating pension and OPEB items
—
—
—
—
12,733
12,733
Adjusted EBITDA
234,639
$
127,585
$
95,516
56,238
$
(67,276)
446,702

EBITDA Supplemental

($ in thousands)
See above for a reconciliation of adjusted EBITDA on a segment basis, the non-GAAP financial measure, to net income attributable to Albemarle Corporation
(“earnings”), the most directly comparable financial measure calculated and reporting in accordance with GAAP.  Adjusted earnings on a segment basis is defined as earnings before discontinued operations and the special and non-operating pension and OPEB items as listed above. EBITDA is defined as earnings before
interest
and
financing
expenses,
income
taxes,
and
depreciation
and
amortization.
Adjusted
EBITDA
is
defined
as
EBITDA
before
discontinued
operations and the special and non-operating pension and OPEB items as listed above.
Bromine
Lithium
PCS
Total
Performance
Chemicals
Three months ended June 30, 2015 (Actual):
Net income (loss) attributable to Albemarle Corporation
60,486
$
(213)
$
22,743
$
83,016
Depreciation and amortization
8,211
20,035
3,597
31,843
Special items
—
33,823
—
33,823
Adjusted EBITDA
68,697
$
53,645
$
26,340
$
148,682
Three months ended June 30, 2014 (Actual):
Net income (loss) attributable to Albemarle Corporation
43,623
$
—
$
20,238
$
63,861
Depreciation and amortization
8,907
—
4,186
13,093
Adjusted EBITDA
52,530
$
—
$
24,424
$
76,954
Three months ended June 30, 2014 (Pro Forma):
Net income (loss) attributable to Albemarle Corporation
43,623
$
30,443
$
20,238
$
94,304
Depreciation and amortization
8,907
12,056
4,186
25,149
Adjusted EBITDA
52,530
$
42,499
$
24,424
$
119,453

EBITDA Supplemental

($ in thousands)
See above for a reconciliation of adjusted EBITDA on a segment basis, the non-GAAP financial measure, to net income attributable to Albemarle Corporation
(“earnings”), the most directly comparable financial measure calculated and reporting in accordance with GAAP.  Adjusted earnings on a segment basis is defined as earnings before discontinued operations and the special and non-operating pension and OPEB items as listed above. EBITDA is defined as earnings before
interest
and
financing
expenses,
income
taxes,
and
depreciation
and
amortization.
Adjusted
EBITDA
is
defined
as
EBITDA
before
discontinued
operations and the special and non-operating pension and OPEB items as listed above.
Bromine
Lithium
PCS
Total
Performance
Chemicals
Six months ended June 30, 2015 (Actual):
Net income (loss) attributable to Albemarle Corporation
$
104,958
$
3,715
$
46,006
154,679
Depreciation and amortization
16,672
38,103
7,351
62,126
Special items
—
62,405
—
62,405
Adjusted EBITDA
$
121,630
$
104,223
$
53,357
279,210
Six months ended June 30, 2014 (Actual):
Net income (loss) attributable to Albemarle Corporation
$
91,657
$
—
$
33,533
125,190
Depreciation and amortization
17,590
—
7,559
25,149
Adjusted EBITDA
$
109,247
$
—
$
41,092
150,339
Six months ended June 30, 2014 (Pro Forma):
Net income (loss) attributable to Albemarle Corporation
$
91,657
$
60,717
$
33,533
185,907
Depreciation and amortization
17,590
23,583
7,559
48,732
Adjusted EBITDA
$
109,247
$
84,300
$
41,092
234,639

EBITDA Supplemental

1
This supplemental is for net-debt-to-adjusted EBITDA ratio based on the bank covenant definition.
Twelve Months
Ended
Three Months Ended
30-Jun-15
30-Jun-15
March 31, 2015
December 31, 2014
September 30, 2014
Adjusted EBITDA
957,409
230,081
265,628
225,500
236,200
Net income attributable to to noncontrolling interests
24,259
7,219
4,034
4,460
8,546
Equity in net income of unconsolidated investments (net of tax)
(63,359)
(15,794)
(18,244)
(15,577)
(13,744)
Dividends received from unconsolidated investments
111,191
42,478
3,048
39,328
26,337
Runrate
synergies adjustment
28,909
28,909
-
-
-
Consolidated EBITDA
1,058,409
292,893
254,466
253,711
257,339
Total Long Term Debt
3,990,308
Off balance sheet obligations and other
57,666
Attributable principal amount of capital leases and synthetic leases
21,861
Consolidated Funded Debt
4,069,835
Less Cash
207,238
Consolidated Funded Net Debt
3,862,597
Consolidated Funded Net Debt to Consolidated EBITDA Ratio
3.6

Diluted EPS

1
Totals may not add due to rounding
Three Months Ended
Six Months Ended
June 30,
June 30,
2015
2014
2015
2014
Diluted earnings per share
$
0.46
$
0.28
$
0.86
$
0.99
Non-operating pension and OPEB items
(0.01)
(0.01
)
(0.03
)
0.10
Special items
0.39
0.07
1.18
0.21
Discontinued operations
—
0.76
—
0.78
Adjusted
Diluted
earnings
per
share
$
0.84
$
1.10
$
2.01
$
2.08
1

Equity Income and Minority Interest
Q1
Q2
Equity
Minority
Equity
Minority
Income
Interest
Income
Interest
Performance Chemicals*
1,765
(4,034)
(625)
(7,219)
Refining Solutions
5,012
-
3,658
-
Chemetall
1,291
-
650
-
All Other
2,324
-
2,111
-
Corporate
-
-
-
-
10,392
(4,034)
5,794
(7,219)
* Includes Inventory Step-Up
PC -
As Reported Equity Income
1,765
(625)
Inventory Step-Up
7,851
10,000
PC -
As Adjusted Equity Income
9,616
9,375
As Reported Equity Income
10,392
5,794
Inventory Step-Up
7,851
10,000
As Adjusted Equity Income
18,243
15,794

79 www.albemarle.com